                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                             _____________________

                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                             _____________________


      Date of Report (Date of earliest event reported): January 26, 2000

                      The Children's Beverage Group, Inc.
              (Exact Name of Registrant as Specified in Charter)


           Delaware                      0-28125                87-0459103
(State or Other Jurisdiction of  (Commission File Number)   (IRS Employer
        Incorporation)                                       Identification No.)


                    237 Melvin Drive, Northbrook, IL 60062
         (Address of principal executive offices, including zip code)

                                (847) 562-4040
             (Registrant's telephone number, including area code)

         (Former Name or Former Address, if Changed Since Last Report)

                                      N/A
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Item 4.   Changes in Registrant's Certifying Accountant.

     In a letter dated January 21, 2000, addressed to Jon A. Darmstader, BDO Seidman, LLP informed The Children's Beverage Group, Inc. (the "Company") of its intention to resign as the Company's independent auditor as of the date of the letter.

     According to BDO Seidman, LLP, the Company does not meet their "risk profile." Except for the matter described above, the Company is not aware of any other "disagreements" between the Company and BDO Seidman, or any other "reportable events" as defined in Item 304 of Regulation S-K, during fiscal 1999 or 1998 or the interim period preceding BDO Seidman's resignation as the Company's independent auditors.

     The Company has provided BDO Seidman with a copy of this Form 8-K and has requested BDO Seidman to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter will be filed as an exhibit to an amendment to this Form 8-K pursuant to Item 304 (a) (3) of Regulation S-K.

Item 7.   Financial Statements and Exhibits.

       (a) Financial Statements
           Not Applicable

       (b) Pro Forma Financial Information
           Not Applicable

       (c) Exhibits

               16.1 Letter from BDO Seidman, LLP resigning as independent auditor to the Company

           *   16.2    Letter from BDO Seidman, LLP pursuant to Item 304 (a) (3)
                       of Regulation S-K
           _________________________________
           * To be filed by amendment

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                The Children's Beverage Group, Inc.


                                 By: /s/ Jon A. Darmstadter
                                    -----------------------
                                    Jon A. Darmstadter
                                    President

Dated: January 26, 2000